EXHIBIT 99.1

HMS Holdings Acquires Essette – A Web-based Care Management Technology Platform

IRVING, Texas, Sept. 07, 2016 (GLOBE NEWSWIRE) -- HMS Holdings Corp. (NASDAQ:HMSY) today announced the acquisition of Essette, a web-based care management platform which helps risk-bearing healthcare organizations identify, engage, and manage at-risk patient populations to improve outcomes while managing costs. Prior to the acquisition, Essette was a privately held and organically grown care management software company, leveraging technology in inventive ways to meet payer needs. The current Essette customer base includes managed care organizations and care delivery organizations. The approximately $20 million purchase was funded with available cash.

“Essette is a market leader, with a demonstrated track record of supplying payers with technology solutions to support care management and care coordination. As our customers increasingly focus on managing their members through the care continuum, the addition of Essette gives HMS powerful new software tools to leverage our historically strong data analytics capacity and distribution channel as we further evolve our technology solutions for risk bearing entities,” said Bill Lucia, HMS Chairman and CEO. “This acquisition is a strategically important first step in our strategy to build a broad foundation of technology and service solutions to help our customers better manage quality, cost and compliance across all lines of business. We were also attracted to the recurring revenue potential for the Essette workflow solutions,” added Lucia.

“We are very excited about the opportunity to sell our care coordination, navigation and planning services to the expansive HMS customer base,” said Andy Gaudette, Essette CEO. “As noted in a recent Gartner report, ‘Care management workflow applications form the operational backbone of payer population health management programs.’1 In addition to controlling costs, payers are increasingly focused on improving outcomes, patient engagement and compliance – particularly as value-based reimbursement increases.  The Essette software suite sits at the intersection of each of those needs,” concluded Gaudette.

The Essette core technology platform includes case management, utilization management and population health management which collectively enable collaboration and facilitate best practices for payers across the care continuum. Primary Essette modules include:

  Case and disease management using a framework based on NCQA and CMSA guidelines
  Care plan development and analytics-driven campaigns designed to engage members in wellness and health promotion programs
  Appropriate and cost-effective care through efficient management of authorization requests and inpatient stays, including auto-approvals using embedded evidence-based guidelines

Healthcare Growth Partners served as financial advisor to Essette.

Webcast Information
Jeff Sherman, Chief Financial Officer, will be participating in a “fireside chat” at the Baird 2016 Global Healthcare Conference at 9:40 am ET/ 8:40am CT today (September 7, 2016) at The New York Palace Hotel. A link to the audio cast will be available on the Company's website at http://investor.hms.com/events.cfm.

1. Gartner. “Market Guide for Healthcare Payer Care Management Workflow Applications.” May 30, 2016. https://www.gartner.com/doc/3333217/market-guide-healthcare-payer-care.

About HMS

HMS Holdings Corp., through its subsidiaries, provides coordination of benefits and payment integrity services for payers. The Company serves state Medicaid programs; health plans, including Medicaid managed care, Medicare Advantage and group and individual health lines of business; federal government health agencies, including the Centers for Medicare & Medicaid Services and the Veterans Health Administration; government and private employers; and other healthcare payers and sponsors, including child support agencies. As a result of the Company’s services, our customers recover billions of dollars annually and save billions more through the prevention of improper payments.

About Essette

Improved health and lowered costs require an integrated approach. One that’s flexible, affordable and promotes care across the continuum. Essette® web-based care management software offers a robust alternative to ‘shrink wrapped’ applications. Incredibly powerful and user-friendly, Essette software—built upon a refreshingly efficient platform—is rapidly becoming the preferred choice for healthcare organizations seeking a simple means of delivering high-value, collaborative care. Whether the need is for real-time monitoring and reporting of data, interface ability with “core systems,” analytics, exchanges and external EMRs, or the added expertise of Clinical Consultants, Essette is committed to providing its clients with integrated solutions that combine technology with creative thought and integrity. Learn more about Essette software solutions by visiting http://www.essette.com.

Safe Harbor Statement
This press release contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements give our projections or forecasts of future events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions; they do not relate strictly to historical or current facts. Forward‐looking statements can be identified by words such as “aims,” “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “likely,” “may,” “plans,” “projects,” “seeks,” “targets,” “will,” “would,” “could,” “should,” and similar expressions and references to guidance, although some forward-looking statements may be expressed differently. In particular, these include statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements.  Factors that could cause or contribute to such differences, include, but are not limited to: our ability to successfully integrate Essette's operations; our ability to successfully execute our strategy of building out a care management technology solutions platform; our ability to acquire suitable acquisition candidates on acceptable terms; changes in the U.S. healthcare environment or healthcare financing system; our ability to retain customers or the loss of one or more major customers; the unexpected reduction in scope or termination of a significant contract; intellectual property rights, confidential and proprietary information; our ability to execute our business plans or growth strategy; development and implementation of new product solutions or new process improvements; our ability to maintain effective information and technology systems and networks, and to protect them from damage, interruption or breach, including cyber-security breaches and other disruptions; the nature of investment and acquisition opportunities we are pursuing, and the successful execution or integration of such investments and acquisitions; the failure to realize the full value of goodwill or intangible assets from acquisitions; our ability to attract and retain qualified employees and key personnel; and other factors, risks and uncertainties described in our most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Any forward-looking statements are made as of the date of this press release. Except as may be required by law, we disclaim any obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact:

Dennis Oakes
SVP, Investor Relations
dennis.oakes@hms.com
212-857-5786

Media Contact:

Francesca Marraro
VP, Marketing and Communications
fmarraro@hms.com
212-857-5442